Exhibit 99.1

Majic Wheels Corp. Enters Definitive Merger Agreement

with OceanTech Acquisitions I Corp.

NEW YORK, November 15, 2022 — Majic Wheels Corp (“Majic Wheels”) (OTC: MJWL), a holding company that operates through its subsidiary companies focused on disruptive industries such as Fintech, Insurtech, software development, and crypto exchange platform, through strategic acquisitions, and OceanTech Acquisitions I Corp. (“OceanTech”) (Nasdaq: OTEC/OTECU/OTECW), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Merger Agreement”) that will result in Majic Wheels becoming a publicly listed company on The Nasdaq Stock Market LLC. Additionally, concurrent and in connection with the Merger Agreement, OceanTech and Majic Wheels have entered into a Forward Share Purchase Agreement for up to $40 million committed backstop by Meteora Capital Partners and its affiliates (collectively, “Meteora”).

Upon closing of the transaction, OceanTech will be renamed Majic Corp. (the “Combined Company”) and expects to remain listed on The Nasdaq Stock Market LLC under the ticker symbol “MJWL” with a combined business value of $333,360,290 on the signing of the Merger Agreement. The Merger Agreement includes an earn-out consideration of up to $500,000,000 USD (50 million shares, including 10 million shares subject to the RSU Incentive Plan) over the next three years, based upon certain “triggering events” regarding the performance of the Combined Company and its management.

Led by a team of seasoned professionals from both traditional and digital markets, Majic Wheels has established a presence in Singapore, Malaysia, Mauritius and India, and is hoping to plant its roots in the UAE.

Majic Wheels’ ecosystem includes assets such as Calfin Global Crypto Exchange (“CGCX”), the world’s leading hybrid exchange, and PCEX, an Indian exchange that is transforming the B2B crypto landscape in over 250 locations within India. CGCX provides customers with a high caliber, secure, and simple-to-navigate crypto trading experience by combining four blockchain services onto a single platform. This includes a crypto exchange, merchant solutions, smart contracts, and an initial coin offering (“ICO") platform.

Sathyanandham Anguswami, CEO of Majic Wheels, comments: “Majic Wheels has spent the past year transforming and refocusing its core business, whilst simultaneously innovating it during a historic macro-economic downturn. As a result, we are excited to be emerging with a value proposition that is stronger than ever, and for which this Merger Agreement with OceanTech will be invaluable.”

Jeffrey Coats, Executive Chairman & Chief Strategy Officer of Majic Wheels, comments: “We are delighted to partner with OceanTech as we continue to grow and make waves in the burgeoning blockchain and Web 3 space. Majic Wheels is truly at an inflection point. Our business strategy and our clear and laser-focused vision has paved the way for Majic Wheels to take advantage of new growth opportunities in our fast-growing industry.”

Joseph Adir, CEO of OceanTech comments: “We are pleased to announce our business combination with Majic Wheels, an innovative company operating within the blockchain, fintech, and insurtech markets. We believe that this business combination will not only provide our investors with meaningful returns on their investments, but also assist Majic Wheels in advancing the future of technology. As blockchain has the potential to permeate every major industry, we believe this business combination will allow Majic Wheels to continue its expansion into existing and new markets.”

Transaction Overview

The proposed Merger Agreement represents a transaction value of approximately $200,000,000 USD (20 million shares). Additionally, certain recipients as further described in the Merger Agreement may receive earn-out consideration equal to a maximum of $500,000,000 USD (50 million shares, including 10 million shares subject to the RSU Incentive Plan) upon certain “triggering events” that are based on the Combined Company’s future revenue. Upon closing, after giving effect to any redemptions and any funded PIPE investment, and before expenses, the Combined Company can receive a maximum of $106,100,000 in cash held in trust by OceanTech, which will include the guaranteed backstop arrangement for the trust. The boards of directors of Majic Wheels and OceanTech have unanimously approved the proposed business combination, which is expected to be completed in 1H 2023, subject to, among other things, the approval by OceanTech’s and Majic Wheels’ shareholders, satisfaction of the conditions stated in the Merger Agreement and other customary closing conditions, including a registration statement being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), the receipt of certain regulatory approvals, and approval by The Nasdaq Stock Market to list the securities of the Combined Company.

Additional information about the proposed transaction, including a copy of the Merger Agreement, this press release, and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by OceanTech with the SEC and available at www.sec.gov. More information about the proposed transaction will also be described in OceanTech’s proxy statement/prospectus relating to the business combination, which it will file with the SEC.

Advisors

Nelson Mullins Riley & Scarborough LLP is serving as legal advisor to OceanTech. Norton Rose Fulbright US LLP is serving as legal advisor to Majic Wheels.

About OceanTech Acquisition I Corp.

OceanTech Acquisitions I Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. OceanTech is sponsored by OceanTech Acquisitions I Sponsors LLC, an affiliate of investor and entrepreneur Joseph Adir. For more information about OceanTech, please visit their website at https://oceantechspac.com/ and their publicly available filings at www.sec.gov.

About Majic Wheels

Majic Wheels Corp., listed and traded on the Over-the-Counter Market (OTC) under the trading symbol “MJWL”, is a Wyoming holding corporation that operates through its subsidiary companies in advanced, disruptive industries like Fintech, Insurtech, software development, and crypto via thoughtful and varied acquisitions. For more information about Majic Wheels, please visit their website at https://majiccorp.co/.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

For additional information on the proposed transaction, see OceanTech’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed transaction, the parties intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 to be filed by OceanTech with the SEC, which will include a proxy statement/prospectus of OceanTech, and will file other documents regarding the proposed transaction with the SEC. OceanTech’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Majic Wheels, OceanTech, and the proposed business combination. Promptly after the Form S-4 is declared effective by the SEC, OceanTech will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of OceanTech are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by OceanTech with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to OceanTech Acquisitions I Corp., 515 Madison Avenue, 8th Floor – Suite 8133, New York, New York, 10022 or (929) 412-1272.

Participants in Solicitation

OceanTech and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in OceanTech will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about OceanTech’s directors and executive officers and their ownership of OceanTech common stock is set forth in the OceanTech Form 10-K, dated March 16, 2022, and in their prospectus dated May 27, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Majic Wheels and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Majic Wheels in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend to,” “plan,” “projection,” “outlook,” “hope to” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Majic Wheels’ industry and market sizes, future opportunities for Majic Wheels and OceanTech, Majic Wheels’ estimated future results and the proposed business combination between OceanTech and Majic Wheels, including the implied enterprise value, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in OceanTech’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the business combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of OceanTech’s shareholders, the failure to achieve the minimum amount of cash available following any redemptions by OceanTech shareholders, redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the Merger Agreement; a delay or failure to realize the expected benefits from the proposed transaction; risks related to disruption of management’s time from ongoing business operations due to the proposed transaction; changes in the cryptocurrency and digital asset markets in which Majic Wheels provides insurance and infrastructure offering services, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in domestic and global general economic conditions, risk that Majic Wheels may not be able to execute its growth strategies, including providing software solutions for the broad blockchain technology, and identifying, acquiring, and integrating acquisitions; risks related to the ongoing COVID-19 pandemic and response; risk that Majic Wheels may not be able to develop and maintain effective internal controls; and other risks and uncertainties indicated in OceanTech’s final prospectus, dated May 27, 2021, for its initial public offering, and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in OceanTech’s other filings with the SEC. OceanTech and Majic Wheels caution that the foregoing list of factors is not exclusive.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about OceanTech and Majic Wheels or the date of such information in the case of information from persons other than OceanTech or Majic Wheels, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Majic Wheels’ industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact Information:

Investor Relations

Lena Cati

The Equity Group, Inc.

(212) 836-9611

lcati@equityny.com

Investor Relations

Majic Wheels Corp.

ir@majiccorp.co